Exhibit 10.13

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002869	2. Modification No. 002	3. Effective Date 12/28/2009	4. CFDA No. 81.087
5. Awarded To AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 12/28/2009 through 06/30/2012
8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9. Authority 109-58 Energy Policy Act (2005) 111-5 Recovery Act 2009	10. Purchase Request or Funding Document No. 10EE003980
11. Remittance Address	12. Total Amount	13. Funds Obligated
AMYRIS BIOTECHNOLOGY, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	Govt. Share Cost Share Total	: $ 24,341,409.00 : $ 10,591,590.00 : $ 34,932,999.00	This action Total	: $0.00 : $24,341,409.00
14. Principal Investigator Neil Renninger Phone: 510-740-7414	15. Program Manager Renae Viki Binstock Phone: 303-275-6020	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393
17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Data See Schedule
21. Research Title and/or Description of Project RECOVERY ACT: SCALE-UP & MOBILIZATION OF RENEWABLE DIESEL & CHEMICAL PRODUCTION FROM COMMON INTERMEDIATE USING US-BASED FERMENTABLE SUGAR FEEDSTOCKS
For the Recipient	For the United States of America
22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Molly Hames	27. Date Signed 04/19/2010

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0002869/002	PAGE OF 2 | 2

NAME OF OFFEROR OR CONTRACTOR AMYRIS BIOTECHNOLGOIES, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 185930182

The purpose of this modification is to make the project and budget periods co-extensive, ending on 6/30/2012.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 6/30/2012.

DOE Award Administrator: Brenda Dias

E-mail: brenda.dias@go.doe.gov

Phone: 303-275-6043

DOE Project Officer: Renae Binstock

E-mail: renae.binstock@go.doe.gov

Phone: 303-275-6020

Recipient Business Officer: Todd Pray

E-mail: pray@amyris.com

Phone: 510-740-7441

Recipient Principal Investigator: Neil Renninger

E-mail: renninger@amyris.com

Phone: 510-740-7414

“Electronic signature or signatures as used in

this document means a method of signing an

electronic message that—

(A) Identifies and authenticates a particular

person as the source of the electronic message;

(B) Indicates such person's approval of the

information contained in the electronic message;

and,

(C) Submission via FedConnect constitutes

electronically signed documents.”

ASAP: NO Extent Competed: COMPETED Davis-Bacon

Act: YES

JULY 2004

NOT SPECIFIED /OTHER